SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                               CURRENT INFORMATION

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 19, 1998


                       Algorhythm Technologies Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                         0-25276               88-0320364
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)


5310 NW 33rd Avenue,  Suite 212, Ft. Lauderdale, FL                    33309
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (954)739-7005

         (Former name or former address, if changed since last report.)


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4.  Changes in Registrant's Certifying Accountant.

         On June 19, 1998 the Company retained Want & Ender, New York, NY as its independent accountant. The engagement of the accountants was approved by the Company's Board of Directors.



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         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           ALGORHYTHM TECHNOLOGIES CORPORATION
                                    REGISTRANT



Dated:  June 24, 1998               /s/Andrew Smith
                                    ------------------------
                                    ANDREW SMITH, President



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